EXHIBIT 32.1


                         THE AMERICAN ENERGY GROUP, LTD.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with this Quarterly Report of The American Energy Group, Ltd. (the "Company") on Form 10-QSB/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I R. Pierce Onthank, President and chief executive and chief financial and accounting officer of the Company, certifies pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), that to my knowledge:

     1. The Corporation's December 31, 2004 Form 10-QSB/A filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     2. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         DATED:   February 23, 2005



                            By:               /S/
                                     ---------------------------------------
                                     R. Pierce Onthank
                                     President, chief executive officer and
                                     chief financial and accounting officer